EXHIBIT 10.5
------------
                                                   Attorney Docket No. 6337.1042

                                   ASSIGNMENT
                                   ----------

WHEREAS

Inventors:        Benjamin Alexander Moglin         Allan Quattrin
Addresses:        General Delivery                  #905-388 Drake Street
                  Hazenmore, Saskatchewan           Vancouver, British Columbia
                  Canada S0N 1C0                    Canada V6B 6A8

Inventors:        Rick Stieler
Addresses:        #311-1515 West 2nd Avenue
                  Vancouver, British Columbia
                  Canada V6J 5C5

In consideration of the sum of one dollar ($1.00) and other good and valuable considerations, the receipt of which is hereby acknowledged by each of the undersigned, the undersigned agree(s) to assign, and hereby does assign, transfer and set over to

Assignee:        p--ce Computers Inc.

Jurisdiction:    British Columbia

Address: Suite 2300-1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 4R5

all right, title and interest in the invention known as:

                     PERIPHERAL SUPPORT APPARATUS AND METHOD
                     ---------------------------------------

for which an application has been filed in the United States Patent and Trademark Office as a provisional application on November 15, 2002 and assigned serial number 60/426,447, and replaced on November 14, 2003 and assigned serial number 10/712,395.

1. The undersigned agree to execute all papers necessary in connection with the application and any previously regularly filed applications on the basis of which a request for priority is made, any continuing or divisional applications thereof or corresponding applications for filing in countries other than the United States of America and also to execute separate assignments in connection with such applications as the Assignee may deem necessary or expedient.



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                                       -2-



2. The undersigned agree to execute all papers necessary in connection with any interference, conflict or opposition which may be declared concerning this application or continuation or division or divisions thereof and to co-operate with the Assignee in every way possible in obtaining evidence and going forward with such interference, conflict or opposition.

3. The undersigned agree to execute all papers and documents and perform any act which may be necessary in connection with claims or provisions of the International Convention for Protection of Industrial Property or similar agreements.

4. The undersigned agree to perform all affirmative acts which may be necessary to obtain a grant of a valid United States patent to the Assignee.

5. The undersigned hereby authorize and request the Commissioner of Patents to issue any and all Letters Patent of the United States resulting from said application or continuation or division or divisions thereof to the said Assignee, as Assignee of the entire interest and hereby covenant that they have full right to convey the entire interest herein assigned and that they have not executed and will not execute, any agreement in conflict herewith.



SIGNED at    Bangkok, Thailand,
          --------------------

this 7th day of  April        , 2004.
     ---        --------------  ----

                                /s/ Benjamin Moglin
                              ---------------------------
                              Benjamin Alexander Moglin

WITNESS:

  /s/ Chanchina Chaiyadej
----------------------------------------
(signature)

 Chanchina Chaiyadej
----------------------------------------
(name - printed)

 Bangkok, Thailand
----------------------------------------
(address)

 Concierge at the Sukhothai Bangkok
----------------------------------------
(occupation)


                                                             Continued on Page 3


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                                       -3-



                                                           Continued From Page 2

SIGNED at   Bangkok, Thailand,
          -------------------

this 7th day of  April        , 2004.
     ---        --------------  ----

                              /s/ Allan Quattrin
                              ---------------------------
                              Allan Quattrin

WITNESS:

  /s/ Chanchina Chaiyadej
----------------------------------------
(signature)

 Chanchina Chaiyadej
----------------------------------------
(name - printed)

 Bangkok, Thailand
----------------------------------------
(address)

 Concierge at the Sukhothai Bangkok
----------------------------------------
(occupation)



SIGNED at   Sayulita, Nayarit, Mexico,
          ---------------------------

this 27th day of   April      , 2004.
     ----        -------------  ----

                               /s/ Rick Stieler
                              ---------------------------
                              Richard Nelson Stieler

WITNESS:

 /s/ Damion Porter
----------------------------------------
(signature)

 Damion Porter
----------------------------------------
(name - printed)

 825 Las Palmas Rd., Pasadena, CA  91105
----------------------------------------
(address)

 Real Estate Development
----------------------------------------
(occupation)